SECOND AMENDMENT
                                   ----------------


                       SECOND AMENDMENT (this "Amendment"), dated as  of
             March 28, 1994, among RJR NABISCO HOLDINGS CORP., a Delaware corporation ("Holdings"), RJR NABISCO, INC., a
             Delaware corporation (the "Borrower") and the lending institutions party to the Credit Agreement referred to below (the "Banks"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                                W I T N E S S E T H :
                                - - - - - - - - - -


                       WHEREAS, Holdings, the Borrower and the Banks are
             parties to a Credit Agreement, dated as of April 5, 1993, as amended, modified and supplemented to the date hereof (as so amended, modified and supplemented, the "Credit Agreement"); and

                       WHEREAS, the parties to the Credit Agreement wish
             to further amend the Credit Agreement as herein provided;

                       NOW, THEREFORE, it is agreed:


             I.   Amendment to Credit Agreement.
                  -----------------------------

                       1. Effective  April 4,  1994,  the definition  of
             "Maturity Date" appearing in Section 10 of the Credit Agreement shall be amended to read in its entirety as follows:

                            "Maturity Date" shall mean April 3, 1995.


             II.  Conditions Precedent to Amendment Effective Date.
                  ------------------------------------------------

                       1. This Amendment shall become effective on the date (the "Amendment Effective Date") which is the later of
             (i) April 4, 1994 and (ii) the date when each of the following conditions shall have been met to the satisfaction of the Agent:


                       (a)  Execution  of Amendment.  On or prior to the
                            -----------------------
             Amendment Effective Date (i) Holdings, the Borrower and each of the Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of



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             facsimile   transmission)   the   same  to   the   Payments
             Administrator at the Payments Administrator's Office.

                       (b)  Officer's   Certificate.      The   Payments
                            -----------------------
             Administrator shall have received a certificate dated the Amendment Effective Date signed by an appropriate officer of each of Holdings and the Borrower attaching the resolutions of the Board of Directors of Holdings and the Borrower, as the case may be, in each case in form and substance satisfactory to the Agent.

                       (c)  Opinions   of   Counsel.      The   Payments
                            -----------------------
             Administrator shall have received an opinion addressed to the Agent, the Co-Agent and each of the Banks and dated the Amendment Effective Date from counsel to Holdings and the Borrower reasonably satisfactory to the Agent, which opin-ion shall be in form and substance satisfactory to the Agent and shall cover such matters incident to the transactions contemplated herein as the Agent may reasonably request.

                       (d)  No Default; Representations  and Warranties.
                            -------------------------------------------
             On the Amendment Effective Date, and also after giving effect to this Amendment, (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained in the Credit Agreement and in the other Credit Documents shall be true and correct in all material respects.


             III. General Provisions
                  ------------------

                       1. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                       2. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings and the Payments Administrator.

                       3. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                   *      *      *

                       IN WITNESS  WHEREOF, each  of the  parties hereto
             has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written



                                          RJR NABISCO HOLDINGS CORP.


                                          By /s/  John Delucca
                                            ------------------------------------
                                            Title: Senior Vice President and
                                                   Treasurer



                                          RJR NABISCO, INC.


                                          By /s/  John Delucca
                                            ------------------------------------
                                            Title: Senior Vice President and
                                                   Treasurer



                                          CHEMICAL BANK


                                          By /s/  Robert Kellas
                                            ------------------------------------
                                            Title: Vice President



                                          BANKERS TRUST COMPANY


                                          By /s/  Robert R. Telesca
                                            ------------------------------------
                                            Title: Assistant Vice President




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                                          ABN AMRO BANK N.V.


                                          By /s/  Laura G. Fazio
                                            ------------------------------------
                                            Title: Vice President


                                          By /s/  Margaret P. Hannahoe
                                            ------------------------------------
                                             Title: Assistant Vice President



                                          ARAB BANK PLC

                                          By /s/ Peter R. Boyadjian
                                            ------------------------------------
                                            Title: Vice President



                                          BANCA COMMERCIALE ITALIANA


                                          By /s/ Jenifer Casalvieri
                                            ------------------------------------
                                            Title: Assistant Vice President

                                          By /s/ Edward C. Bermant
                                            ------------------------------------
                                            Title: First Vice President



                                          BANCA NAZIONALE DELL'AGRICOLTURA,
                                            NEW YORK BRANCH

                                          By /s/ Giuseppe Magaletti
                                            ------------------------------------
                                            Title: Executive Vice President

                                          By /s/ Domenico P. Loschiavo
                                            ------------------------------------
                                             Title: Vice President



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                                          BANCO CENTRAL HISPANOAMERICANO,
                                            S.A.

                                          By /s/ Francisco Alcon
                                            ------------------------------------
                                            Title: Executive Vice President &
                                                   General Manager



                                          BANK BRUSSELS LAMBERT


                                          By /s/ Eric Hollanders
                                            ------------------------------------
                                            Title: Senior Vice President

                                          By /s/ Craig Hallsteen
                                            ------------------------------------
                                            Title: Vice President



                                          BANK OF AMERICA N.T. & S.A.


                                          By /s/ Daniel D. McCready
                                            ------------------------------------
                                            Title: Vice President



                                          BANK OF HAWAII


                                          By /s/ Scott G. Balke
                                            ------------------------------------
                                            Title: Vice President



                                          THE BANK OF NEW YORK


                                          By /s/ Ken Sneider
                                            ------------------------------------
                                            Title: Vice President




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                                          THE BANK OF NOVA SCOTIA


                                          By /s/ Terry K. Fryett
                                            ------------------------------------
                                            Title: Vice President



                                          THE BANK OF TOKYO TRUST
                                            COMPANY


                                          By /s/ Michael C. Irwin
                                            ------------------------------------
                                            Title: Vice President



                                          BANQUE PARIBAS


                                          By /s/ Mary T. Finnegan
                                            ------------------------------------
                                            Title: Vice President


                                          By /s/ Stanley P. Berkman
                                            ------------------------------------
                                            Title: Senior Vice President



                                          BOATMEN'S NATIONAL BANK OF
                                            ST. LOUIS


                                          By /s/ Kenneth Schult
                                            ------------------------------------
                                            Title: Vice President





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                                          CANADIAN IMPERIAL BANK OF
                                            COMMERCE


                                          By /s/ E. Lindsay Gordon
                                            ------------------------------------
                                            Title: Authorized Signatory



                                          THE CHASE MANHATTAN BANK, N.A.


                                          By /s/ Elyse O'Hora
                                            ------------------------------------
                                            Title: Managing Director



                                          CITIBANK, N.A.


                                          By /s/ Judith C. Fishlow
                                            ------------------------------------
                                            Title: Vice President



                                          CONTINENTAL BANK, N.A.


                                          By /s/ Kathryn Robinson
                                            ------------------------------------
                                             Title: Vice President



                                          CREDIT LYONNAIS CAYMAN
                                            ISLAND BRANCH


                                          By /s/ Alain Papiasse
                                            ------------------------------------
                                            Title: Authorized Signatory

                                          CREDIT LYONNAIS NEW YORK
                                            BRANCH


                                          By /s/ Alain Papiasse
                                            ------------------------------------
                                            Title: Senior Vice President and
                                                   Deputy General Manager



                                          CREDIT SUISSE


                                          By /s/ Scott E. Zoellner
                                            ------------------------------------
                                            Title: Associate

                                          By /s/ Michael C. Mast
                                            ------------------------------------
                                             Title: Member of Senior Management



                                          THE DAI-ICHI KANGYO BANK,
                                            LIMITED, NEW YORK BRANCH


                                          By /s/ Timothy White
                                            ------------------------------------
                                            Title: Assistant Vice President



                                          DEUTSCHE BANK AG, NEW YORK
                                            BRANCH AND/OR CAYMAN
                                            ISLANDS BRANCH


                                          By /s/ Christopher S. Hall
                                            ------------------------------------
                                            Title: Vice President

                                          By /s/ Robert B. Landis
                                            ------------------------------------
                                            Title: Managing Director

                                          FIRST FIDELITY BANK,
                                            NATIONAL ASSOCIATION, NEW JERSEY


                                          By /s/ Grace Vallacchi
                                            ------------------------------------
                                            Title: Vice President



                                          THE FIRST NATIONAL BANK OF CHICAGO


                                          By /s/ Thomas P. Farrell
                                            ------------------------------------
                                            Title: Vice President



                                          THE FUJI BANK, LIMITED


                                          By /s/ Katsunori Nozawa
                                            ------------------------------------
                                            Title: Vice President



                                          GULF INTERNATIONAL BANK B.S.C.


                                          By /s/ Abdel-Fattah Tahoun
                                            ------------------------------------
                                            Title: Vice President

                                          By /s/ Haytham F. Khalil
                                            ------------------------------------
                                            Title: Assistant Vice President

                                          ISTITUTO BANCARIO SAN PAOLO
                                            DI TORINO S.P.A


                                          By /s/ Cathy R. Lesse
                                            ------------------------------------
                                            Title: Vice President



                                          LLOYDS BANK, PLC


                                          By /s/ Paul D. Briamonte
                                            ------------------------------------
                                            Title: Vice President

                                          By /s/ Ted Walser
                                            ------------------------------------
                                            Title: Senior Vice President



                                          MIDLAND BANK PLC


                                          By /s/ John Howker
                                            ------------------------------------
                                            Title: Executive Director



                                          J.P. MORGAN DELAWARE


                                          By /s/ David J. Morris
                                            ------------------------------------
                                            Title: Vice President



                                          NATIONSBANK, N.A.


                                          By /s/ Steven G. Schneider
                                            ------------------------------------
                                            Title: Senior Vice President

                                          THE NIPPON CREDIT BANK, LTD.


                                          By /s/ Laurie A. Ravit
                                            ------------------------------------
                                            Title: Assistant Vice President



                                          ROYAL BANK OF CANADA


                                          By /s/ Linda M. Murrer
                                            ------------------------------------
                                            Title: Senior Manager



                                          THE SANWA BANK LIMITED-
                                            NEW YORK BRANCH


                                          By /s/ Stephen C. Small
                                            ------------------------------------
                                            Title: Vice President



                                          SOCIETE GENERALE


                                          By /s/ James Nangle
                                            ------------------------------------
                                            Title: First Vice President



                                          THE SUMITOMO BANK, LIMITED,
                                            NEW YORK BRANCH


                                          By /s/ Yoshinori Kawamura
                                            ------------------------------------
                                            Title: Joint General Manager

                                          SWISS BANK CORPORATION


                                          By /s/ Jerome J. Goodman
                                            ------------------------------------
                                            Title: Director

                                          By /s/ Marcia L. Thatcher
                                            ------------------------------------
                                            Title: Director



                                          THE TORONTO-DOMINION BANK


                                          By /s/ Debbie A. Greene
                                            ------------------------------------
                                            Title: Manager Credit Administration



                                          UNITED STATES NATIONAL BANK OF
                                            OREGON


                                          By /s/ Chris J. Karlin
                                            ------------------------------------
                                            Title: Vice President



                                          UNION BANK OF SWITZERLAND


                                          By /s/ Peter B. Yearley
                                            ------------------------------------
                                            Title: Vice President

                                          By /s/ James P. Kelleher
                                            ------------------------------------
                                            Title: Assistant Treasurer

                                          WESTDEUTSCHE LANDESBANK
                                            GIROZENTRALE


                                          By /s/ Robert D. Dunbar
                                            ------------------------------------
                                            Title: Vice President

                                          By /s/ Sal Battinelli
                                            ------------------------------------
                                            Title: Vice President